PLAINS
                                     ------
                                 MARKETING, L.P


                           CRUDE OIL PURCHASE CONTRACT

CONTRACT NO.6114-1001                                           January 25, 2005

This contract by and between ANADARKO PETROSEARCH, L.L.C. ("ANADARKO"), with an address of 4801 Woodway Dr., Suite 300E, Houston, TX 77056 and PLAINS MARKETING, L.P., ("PMLP"), covering the sale and delivery by Anadarko and the purchase and receipt by PMLP of the hereinafter specified oil is entered into in accordance with the following terms and conditions:

     1.   TERM:          The  primary  term  shall  be a period of 6 months from
                         February 01,  2005  to  August  01,  2005.

                         The term shall be automatically extended for a Secondary Term month to month thereafter unless notice of non-renewal is given by either party hereto upon not less than thirty (30) days advance written notice to the other party.

     2.   QUALITY        Oklahoma Sweet crude oil.
          AND
          CRUDE TYPE:

     3.   QUANTITY:      An amount equal to actual lease receipts from lease (s)
                         indicated on Exhibit "A" attached hereto and made a part hereof. (Approximately 50 barrels per day)

     4.   DELIVERY:      Shall be made at the well tankage into PMLP's
                         designated transportation facilities.

     5.   PRICE:         For the crude oil sold and delivered hereunder, PMLP
                         agrees to pay a price per barrel equal to PMLP's
                         Oklahoma Sweet Central Crude Oil Posting, deemed 40.0
                         API gravity. Plus an additional $ 2.0000 premium as indicated on Exhibit "A" attached hereto and made a part hereof. For pricing purpose, deliveries will be calculated on equal daily quantities.

     6.   PAYMENT:       Payment  shall  be  made  by  check  on  or  about
                         the twentieth (20th) day of the month following the month of delivery.

PMLP's General Provisions dated February 01, 2001 are incorporated herein by reference and made a part hereof. To the extent of any conflict between the provisions herein and the General Provisions, the provisions herein shall govern.

If Division Orders have been issued to ANADARKO by PMLP and executed by ANADARKO covering the wells on Exhibit A, the Division Orders are incorporated herein and made a part hereof. The provisions of this Agreement, including but not limited to those relating to term, rights of termination, price and otherwise, shall be applicable and govern, notwithstanding any provision in the Division Orders to the contrary.

All invoices and notices given pursuant to this agreement shall be in writing, telex or faxed and shall be deemed delivered when received by the other party at the address specified below:


                    Plains Marketing GP Inc., General Partner
   12700 Hillcrest Road, Suite 158 - Dallas, Texas 75230 - 972-991-7544 - Fax
                                  972-991-7547

Notices and all other correspondence to PMLP shall be mailed or faxed as follows:

                         Plains Marketing, L.P.
                         12700 Hillcrest Road, Suite 158
                         Dallas, Texas 75230
                         Phone: (972) 991-7544
                         Fax: (972) 991-7547

Invoices shall be mailed or faxed to PMLP as follows:

                         Plains Marketing, L.P.
                         333 Clay Street Suite 1600
                         Houston, Texas 77002
                         Phone: (713) 646-4100
                         Fax: (713) 646-4114

Notices and all other correspondence to ANADARKO shall be mailed or faxed as
Follows:

                         Anadarko Petrosearch, L.L.C.
                         4801 Woodway Dr., Suite 300E
                         E Houston, TX 77056
                         Phone:(214)373-9442
                         Fax: (   ) -


BUYER                                       SELLER

Plains Marketing, L.P.
By Plains Marketing GP Inc.                 Anadarko Petrosearch, L.L.C.
Its General Partner



Agreed to and accepted this 29 of day Agreed to and accepted         this day of
                            --                               -------
of     Jan    , 05.                                          ,      .
  ------------  --                          -----------------  -----

By:  /s/ Keith D. Halloran                  By: /s/ David J. Collins
    ----------------------                      -------------------------

Name: Keith D. Halloran                     Name:  David J. Collins
                                                 -----------------------
       Director, East Texas and North       Title:  CFO
Title: Louisiana Region and                       ----------------------
       Attorney in Fact


                    Plains Marketing GP Inc., General Partner
   12700 Hillcrest Road, Suite 158 - Dallas, Texas 75230 - 972-991-7544 - Fax
                                  972-991-7547

                                                            EXHIBIT "A"

PLAINS MARKETING L.P.                                                                                                 Jan 25, 2005

Plains contract:   6114-1001     Effective: 02-01-2005                                       Partner Contract:         Page 1 or 1

                                                                                 APPLICABLE
                                                                                   REMIUM
  PM                                                                   PRICE         OR                                     STATE
LEASE   LEASE          OPERATOR    COUNTY/PARISH  STATE  PRICE CODE*  METHOD**    (DEDUCT)     PERCENT        GRAVITY       LEASE
------  ------------  -----------  -------------  -----  -----------  --------  ------------  ----------  ----------------  ------
122987  GORDON 1-18   PETROSEARCH       WOODWARD     OK     S2074        EDQ      $  2.0000   100.00000%   Deemed 40.0 API  000000
                      OPERATING CO LP
                                                                     (*)S2074 PLAINS MARKETING LP-OKLAHOMA SWEET CENTRAL
                                                                     (**)EQUAL DAILY QUANTITIES